Exhibit 99.1
H.J. Heinz Company ^ March 28, 2011

Presentation to Consumer Analyst Group Europe Art Winkleblack Executive Vice President and CFO Dave Moran Executive Vice President and President & CEO - Heinz Europe

Art Winkleblack Executive Vice President and CFO H.J. Heinz Company

Safe Harbor Statement Please be aware that certain forward-looking statements made during this presentation, which are not historical facts, including any statements regarding the Company's targets, beliefs or expectations, are forward-looking statements that are being made in an effort to assist you in understanding the Company and its results. Forward- looking statements involve inherent risk and uncertainty. There are a number of important factors that could cause actual results to differ materially from those contained in such statements. These risk factors are described in the Company's annual report on form 10-K for the fiscal year ended April 28, 2010 and reports on form 10-Q filed thereafter. The Company may also use pro-forma financial exhibits, which could differ from reported results using Generally Accepted Accounting Principles (GAAP). Reasons for differences from GAAP versus non-GAAP pro- forma statements are that the latter typically exclude special charges, which are not expected to occur routinely in future periods. The Company uses the non-GAAP financial exhibits internally to focus management on period-to- period changes in the Company's businesses and gauge our business operating performance. Management believes this information is also helpful to investors in understanding trends in the business. The most directly comparable GAAP financial measures and reconciliations to non-GAAP financial measures are set forth in both the slides accompanying these presentations and the Form 8-K and its exhibits furnished to the SEC in connection with the Company's current earnings release and the earnings releases for fiscal years 2006 through 2011, which are posted at www.heinz.com in the Heinz Press Room. These forward-looking statements speak only as of the date of the presentations and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of future events or otherwise, except as required by the securities laws. The majority of the following discussion will focus on earnings from continuing operations excluding special items in 2006.

The H.J. Heinz Company World-Class Iconic Brands Strong International Portfolio Track Record of Organic Growth(1) Fast-Growing, Profitable Emerging Markets Excellent Cash Flow Results and Return to Shareholders Experienced and Proven Global Leadership Team (1) Volume plus price

H.J. Heinz Transformation Shed non-core businesses and added to core categories, geographies and brands Portfolio Upgraded talent Outwardly focused, internally collaborative Incenting the right performance People Enhancing process discipline Leveraging global scale Process Enhanced trade spend management Implementing global SAP Systems

Targeted Portfolio Changes Acquisitions and Divestitures (Revenue $ Billion) Classico Delimex TGIF U.S. Seafood U.S. Pet Food HP/L&P Petrosoyuz Nancy's Euro Seafood Tegel Chicken HAK Vegetables $1.9B ($3.4B) $0.0 $2.0 Golden Circle $1.0 ($1.0) ($2.0) ($3.0)

Focused Portfolio - FY11 YTD(1) More Than 60% of Sales are International Geographies Categories Ketchup & Sauces Meals & Snacks Infant / Nutrition Developed Markets United States United Kingdom Western Europe Italy Australia/ New Zealand Canada Emerging Markets Indonesia Latin America India China Russia Poland South Africa 84% of Sales 94% of Sales 16% of Sales (1) Represents first nine months. Sales are from continuing operations.

Three Core Categories Note: 4-Year CAGR and percentages of total sales are based on FY10 Full Year sales from continuing operations Infant / Nutrition Meals & Snacks Ketchup & Sauces 41% of Sales 4% CAGR 11% of Sales 8% CAGR 42% of Sales 6% CAGR

Portfolio of Leading Brands ~70% of Sales From Top 15 Brands (1) Volume plus price from continuing operations 9M YTD FY11 Organic Sales Growth(1) 4.2%

Acquired Foodstar in China - November 2, 2010 Solid Platform in China's Rapidly Growing $2.7 Billion Soy Sauce Market Source: Company estimates based on Kantar World panel, population data and secondary information.

Foodstar Growth Opportunity Adding Capacity to Enable Topline Growth Guangdong Province New Shanghai Factory Under Construction Fujian Province Zhejiang Province Current Future

Announced Quero Acquisition in Brazil March 3, 2011 Signed agreement to acquire 80% stake in Brazilian food company Quero - leading brand Tomato paste and sauces Ketchup and condiments Vegetables and seasonings Quero Annual Sales ~$325 Million

Quero is a Strong, Rapidly-Growing Brand Ketchup & Sauces (55% of net sales) Meals & Snacks (45% of net sales) #1 and #2 in Categories #1 in Vegetables Category A Perfect Fit With Our Core Businesses

Quero and Foodstar Acquisitions Will Accelerate Emerging Markets Growth 13% 14% 12% 11% 15% 9% Total sales not restated for FY10 discontinued operations. YTD represents the first nine months of the current fiscal year. % of Total Sales - Continuing Operations 16% 20%+ (1) (2) Ahead of Schedule

Well-Positioned in Emerging Markets Brazil Other Latin America China India Indonesia Russia Poland All Others Acquisitions Further Strengthen Our Emerging Markets Portfolio Expected FY12 Net Sales by Geography

Global Growth Strategy Pillars Grow through health & wellness, taste, and convenience Leverage the science of innovation Continue to invest in the business Execute strategic M&A Right leadership Strengthen bench Excel at recruitment/ development Right incentives Optimize talent placement Invest for double-digit sales & profit growth Leverage infrastructure/Expand distribution Win with global customers/modern trade Grow through health & wellness, taste, and convenience Leverage the science of innovation Execute strategic M&A Innovation transfer Global procurement Global customers Global process design Wall-to-Wall SAP Productivity Make Talent an Advantage Accelerate Growth in Emerging Markets Strengthen and Leverage Global Scale Expand the Core Portfolio

Heinz Growth Engines Innovation and Marketing on Key Brands Global Ketchup Emerging Markets

Innovation & Marketing - FY06 to FY10 R&D 40%+ Marketing 60%+ From continuing operations Investing in Innovation and Our Brands to Drive Growth

(Jan 2011) Reaching Consumers with Innovative and Award-Winning Social Media Only U.S. Food Peer in the Global Top 50 U.S. Ketchup Facebook Page Ranked #1 in Positive Comments (Dec 2010) (Nov 2010) U.S. Talking Label Campaign in Top 10

Launching 9 New T.G.I. Friday's Single-Serve Entrees in the U.S. Most Important News Since Smart Ones New Tray Meals New Bag Meals

Rolling Out Dip & Squeeze in the U.S. First Foodservice Customer to Launch Nationally Introducing Retail Pack This Summer

Source: University of Michigan American Customer Satisfaction Index 88 #1 in U.S. Customer Satisfaction 11 Years Running!

Private Label Less Developed in Heinz Categories Source: U.S. - Nielsen value shares, 52 weeks ended Jan 15, 2011 for top Heinz categories; Jan 22, 2011 for center store. Heinz top categories comprise 91% of Heinz sales tracked by Nielsen. Center store includes Dry Grocery and Frozen. UK - Nielsen value shares, 52 weeks ended Dec 25, 2010 for top Heinz categories; total grocery is Kantar Great Britain Ambient and Frozen through Dec 26, 2010. U.S. UK Heinz Total Center Top Categories of Store Heinz Total Top Categories Grocery Winning Brands Innovate and Differentiate

Strong Global Ketchup Sales Growth Nearly 5% Global Organic(1) Growth YTD(2) Volume plus price Represents first nine months of FY11

Global Ketchup Growth Opportunities Top Ten Heinz Markets: U.S., UK, Canada, Venezuela, Russia, Germany, Poland, France, Spain, Mexico Source: Euromonitor, AC Nielsen, Company estimates from spring 2010. Household Penetration $2.4B+ total ketchup market size in our top 10 markets Only 1 in 3 households in these markets has tried Heinz Ketchup recently Still room to drive usage among current Heinz users Heinz Ketchup 29% Other Ketchup 38% No Ketchup 33% Big Opportunity To Increase Heinz Ketchup Sales

Driving Further Global Ketchup Growth Innovation Social media Partnering with global restaurant chains

Emerging Markets Expecting 20% of Sales in FY12 A Key Growth Engine for Heinz

Heinz is Well-Positioned in Emerging Markets Strong Brands Talented, Local Management Local Focus, Global Scale Emerging Markets Foundation is a Competitive Advantage

Emerging Markets Key Brands Ketchup & Sauces, Latin America, Russia, Infant Nutrition, Meals China, Middle East Ketchup & Sauces, Indonesia, Malaysia, Meals, Beverages Middle East Children's Nutrition India, Middle East, Africa Ketchup & Sauces, Meals Poland Nutrition India Meals China Ketchup & Sauces China Ketchup & Sauces, Meals Brazil Brands Categories Markets Heinz Has Built Solid Positions in Emerging Markets

No Single Competitor Across All Emerging Markets Source: Nielsen, Company reports. Firm is listed as a competitor if ranked in the top 3 by 52 week value share. Heinz Local Multinational Category Firm A B Others Russia Ketchup ? Baby Cereal ? ? India Milk Beverages ? Glucose Powder ? Indonesia Sauces ? ? Cordials ? Poland Ketchup ? ? Ready Meals ? China Baby Cereal ? ? Frozen Food ? ? Venezuela Ketchup ? Baby Food ? Mexico Baby Food ? Ketchup ? ?

Emerging Markets Gross Margin Is Comparable to Developed Markets Source: FY10 Reported Gross Margins Overall portfolio is near Company average Several Emerging Markets businesses are above Company average Driving for Continued Margin Expansion

Infant / Nutrition Category Is Important to Emerging Markets Infant/ Nutrition 9% Other Source: FY10 Reported Net Sales Infant/ Nutrition 25% Other Intersection of Highest Growth Category and Geographies Developed Emerging

Global Infant Nutrition Market Share Leaders Prepared Baby Food Source: Euromonitor, rankings as of 2008 All Infant Nutrition Nestle SA Group Danone H.J. Heinz Co. Hipp GmbH Hero AG Nestle SA Group Danone Mead Johnson Abbott Labs H.J. Heinz Co. Heinz Has The Brand Strength To Win In Infant Formula

China Infant Nutrition Grew Rapidly Through 9 Months YTD Infant Nutrition Organic Growth(1) Up 35% 9 Months YTD Net Sales, constant currency at FY10 rates (1) Volume plus price On Track For Highest Sales Growth Year Ever

Exploring Other Emerging Markets Growth Opportunities Turkey Vietnam Malaysia Others

Project Keystone Strategic Benefits Global enterprise capabilities Revenue upside potential Organizational flexibility Platform to assimilate acquisitions Increased Competitiveness, Fueling Long Term Growth

Strategic Partnership With Coca-Cola The PlantBottleTM More sustainable, fully-recyclable Heinz Ketchup bottle Uses Coca-Cola's proprietary technology

(1) Amounts are continuing operations, FY06 EPS excludes special items (2) Operating Free Cash Flow is cash from operations less capital expenditures net of proceeds from disposal of PP&E (3) Includes discretionary pension funding of $475 million in Fiscal 2010. (4) FY10 after-tax ROIC was adjusted by 90 bps to remove the impact of losses from discontinued operations. Sales(1) - $MM EPS(1) Operating Free Cash Flow(2) - $MM After-Tax ROIC (4) CAGR +8.6% 5 Year Average 110% of Net Income (1) Five Year Summary - Reported Results 1,081(3) 864 +390 BPS Average Organic Growth 4.5%

23 Consecutive Quarters of Organic Sales Growth(1) (1) Volume plus price (2) Adjusted for approximate impact of 7% for the extra week in Q4 FY06 and one less week in Q4 FY07 (3) Not restated for FY10 discontinued operations (2) FY06 (3) FY07 (3) FY08 (3) FY09 FY10 FY11 7.3% (2)

Reported 3rd Qtr 4th Qtr East 0.015 0.025 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 YTD(1) FY11 Results - Continuing Operations Sales Reported 3rd Qtr 4th Qtr East 0.012 0.079 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Operating Income EPS YTD represents the first nine months of the current fiscal year. Excludes currency translation impact versus FY10 average rates as well as current and prior year currency translation hedges Reported 3rd Qtr 4th Qtr East 0.015 0.061 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2.5% 6.1% 7.9% Constant Currency (2)

YTD(1) FY11 Results YTD represents the first nine months of the current fiscal year. Cash flow from operations less capital expenditures, net of proceeds from disposal of PP&E Gross Margin Operating Free Cash Flow(2) +70 bps Approaching $1 Billion 9M YTD FY11 Solid Profit Growth and Strong Cash Flow

Total Company Cash Flow Priorities Growing the Dividend Bolt-on Acquisitions Debt Reduction Maintain Current Investment Grade Credit Rating & Outlook

Growing the Dividend Annual Dividend (1) (1) Annualized equivalent, declared quarterly 8.5% CAGR More than $2 Billion In Dividends Paid in Five Years

Cumulative Total Shareholder Return Nearly 70% TSR Since 2005 * Represents activity through Feb 28, 2011 Heinz TSR Outpacing Peers

Dave Moran EVP, President and CEO Heinz Europe H.J. Heinz Company

Agenda Fresh Look at Heinz Europe Background, Situation Analysis Strategies to Improve Performance European Agenda in Action

Packaged Food Consumption 38% Europe Overview GDP 32% Population 13% Source: Euromonitor CY2010 % of World

Heinz Europe Overview Russia/CIS Italy UK&I Continental Europe FY10 Sales $3.3B Employees 7,800 Factories 20 Countries 50 Currencies 30 Languages 40

Heinz Europe $3.3 Billion FY10 Net Sales Source: FY10 actual reported Net Sales from continuing operations Infant Nutrition Meals & Snacks Ketchup & Sauces Other Emerging Markets Italy UK&I Continental Ex Poland Other Categories Brands Regions

Heinz Europe's #1 Brands #1 Food brand in UK #1 Infant Feeding in Italy #1 Ketchup across Europe #1 "Preferred" Food brand in Poland #1 in 7 categories in Netherlands #1 in K&S & Infant Cereal in Russia #1 in Category #1 Brands Represent 70% of European Sales

Value Retail Sales Share Growth 1. UK 78.6 +2% 2. Switzerland 76.8 +3% 3. Belgium 70.5 - 4% 4. Netherlands 65.5 - 5% 5. Spain 45.3 +12% 6. Denmark 40.2 0% 7. France 39.7 +17% 8. Russia 35.6 +32% 9. Sweden 33.1 - 1% 10. Poland 28.3 +1% 11. Germany 24.9 - 5% 12. Norway 21.4 +4% Tomato Ketchup - #1 Pan-European Product Source: Nielsen and IRI, 12 wk value share, Heinz 52 wk retail sales growth; all data through Jan 2011 except Poland, Russia, Switzerland (Nov 2010). #1 in 10 Markets

Heinz Europe Historical Financial Performance (1) Represents reported net sales and operating income at FY09 exchange rates (2) Excludes UK transaction currency unfavorability of $43MM in FY10 and benefit of $30MM in FY08 Sales Operating Income (Constant Currency)(1) (Constant Currency)(1)(2) +6% CAGR +6% CAGR

Situation Analysis Positives Powerful brand equities Strong category positions Improved team Supply Chain turnaround Successful emerging markets Strong cash performance Opportunities Flat volumes Sales growth via pricing Need for Innovation Acceleration of productivity Learn to better share across borders

"Winning in-country with local food solutions by leveraging European resources, to drive Profit, Cash & ROIC" European Agenda Is All About...

"European Agenda" New Ideas To Expand the Core Portfolio Accelerate Growth in Emerging Markets Strengthen and Leverage Scale / European Assets Develop European Leaders

1. Innovate / New Ideas To Expand the Core Portfolio "Every Top Brand Must Have A Consumer & Customer Meaningful Innovation every 12-18 months" Earn our premium pricing "Sell more off the shelf at full price" Grow our categories "European Agenda" Innovate/ New Ideas 1 Drive Full Price Sales

57% Penetration Heinz UK - World Class Equity Beans Soup Ketchup 64% Value Share 68% Value Share 76% Value Share FY10 reported net sales Source: AC Nielsen: 52 w/e January 2011; Company estimates. Salad Cream 76% Value Share > 60% of UK Sales 61% Penetration 62% Penetration 31% Penetration Innovate/ New Ideas 1 Iconic Brand With Leading Share Positions

"It Has To Be Heinz" Largest marketing campaign in 5 years Launched Jan 2010 - continuing the momentum in 2011 Innovate/ New Ideas 1 Campaign Continues To Resonate With Consumers

"It Has to Be Heinz" Results January 2011 Source of share information: Nielsen, volume share as of Jan 22, 2011 (Other Brands for WA Soup taken as Baxters, Heinz TK taken as Heinz excl.Daddies, Other Brands for TK taken as Premier Foods) Innovate/ New Ideas 1 "It Has to Be Heinz" Continuing to Drive Sales Gains 12 Week 52 week 12 Week 52 week 12 Week 52 week Other Brands Private Label Beans Bean and Kids Meals Soup Ketchup Increased Share Decreased Share

Heinz Ketchup Innovation Innovate/ New Ideas 1

Tomato Ketchup Social Media Cooking with Ketchup Mobile App Heinz Netherlands YouTube Page Innovate/ New Ideas 1 Heinz France Facebook Page Driving Consumer Trial and Brand Loyalty

Italy Infant Nutrition Leadership Increase share of stomach via superior products H 6 mos 12 mos 24 mos SHARE OF STOMACH H AGE Up-aging 47% Share of Italian Baby Food Market (1) (1) Source: Nielsen Value share Jan 23, 2011 Innovate/ New Ideas 1 Driving More Usage Over a Longer Period of Time

Italy Global Infant / Nutrition Center of Excellence Milan Emerging Markets Innovate/ New Ideas 1 Leveraging Italian Expertise Into Emerging Markets

Perfect the Fundamentals Taste Packaging Assortment New Stronger Bottle & Smaller Size Improved Dosing Cap for Ketchup New Plastic Bottles "Best Ever" New Flavors Heinz TK Mexican (Russia) Karvan Cevitam Premium HP Guinness (UK) Relaunch Heinz Mayo Innovate/ New Ideas 1

Focus on Health & Wellness Lifestyle Children's Nutrition Weight Management Health Management Infants and Toddlers Enables/ promotes reduction, maintenance of weight loss Promotes general health & wellness, lifestyle preferences Science Influenced Food & Beverages Innovate/ New Ideas 1

New European Innovation Center Opening in 2012 Innovate/ New Ideas 1 Accelerating New Products and Innovation Across Developed and Emerging Markets

Net Sales Growth Net Sales Growth Population: 142MM Modern Trade: 35% 2010 Packaged food: $77B 2008-2012 Market growth: 15% Population: 38MM Modern Trade: 50% 2010 Packaged food: $19B 2008-2012 Market growth: 5% Russia Source: Euromonitor Net Sales are in constant currency Russia Infant Feeding Poland Tomato Ketchup Russia KC&S Net Sales Growth +69% +63% "European Agenda" 2. Accelerate Growth in Emerging Markets Grow Emerging Markets 2 Poland +27%

Ketchup & Sauces Meals & Snacks Infant / Nutrition Russia - Heinz and Local Brands Grow Emerging Markets 2 FY10 Net Sales ~$200 Million

In-Country "European Agenda" 3. Strengthen and Leverage Our Scale Supporting Sophisticated Capabilities Harmonized systems (Keystone) Europe Business Planning Process Integrated supply chain function European Backbone Leverage Scale 3 Run the Business Consumer insight Market research Idea creation P&L trade-offs Demand Creation Marketing excellence Customer influence Financials insight and delivery Demand Fulfillment Develop Product Source Make Plan Deliver R&D centre Information system shared services Legal services In-Country

Improving Supply Chain Performance FY09 FY10 FY11 Est. 100 105 100 99 67 57 Tonnes/FTE - Index 100 Conversion Cost/Tonnes - Index 100 DII FY12 Est. 97.0 98.5 Customer Service Level % 6,000 5,400 # of SKUs 23 21 Plants Leverage Scale 3 Note: Includes the impact of the following factory sales or closures: Okehampton and Leamington (FY09 and FY10), Ivanovo (FY11) and Nijmegen (FY12).

Project Keystone Building capabilities Harmonizing European processes Standardizing systems Key enabler of productivity savings Leverage Scale 3 Live in Netherlands and Nordics Continuing European Roll-Out

"European Agenda" Develop European Leaders Develop European Leaders 4 European Core Team Experienced, diverse regional Presidents L-90 Top 90 European Leaders drive Agenda and facilitate cross-border knowledge transfer European Steering Committees Innovation Steering Committee Procurement Conferences Leadership Development Game Changing Leadership program in UK Win Together

The "Agenda" Improving Our Financial Performance FY11 9M YTD(1) (1) Constant currency (excludes impact of foreign currency translation.) Volume (Tonnes) D&A % Net Sales ($MM) Gross Margin Operating Income ($MM)

Heinz Europe Summary Improving results Great brand equities Innovation is key priority Pricing and productivity to offset commodity inflation Continuing to invest: Systems and processes Leadership development Well-Positioned to Drive Continued Growth

The H.J. Heinz Company World-Class Iconic Brands Strong International Portfolio Track Record of Organic Growth(1) Fast-Growing, Profitable Emerging Markets Excellent Cash Flow Results and Return to Shareholders Experienced and Proven Global Leadership Team (1) Volume plus price

Non-GAAP Performance RatiosH.J. Heinz Company ^ March 28, 2011

H.J. Heinz Company - Non-GAAP Performance Ratios

H. J. Heinz Company - Continuing Operations, Excluding Special Items

H.J. Heinz Company - Sales Variance Analysis

H.J. Heinz Company - Sales Variance Analysis

H. J. Heinz Company - Q3 YTD Constant Currency Results

H. J. Heinz Company - Other Constant Currency Amounts

H.J. Heinz Company - Operating Free Cash Flow